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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2004

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RCG COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

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Delaware	1-8662	23-2265039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Morrison Blvd., Ste. 200, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 366-5054
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Disclosure information required for Item 1.01 is contained in Item 2.01 below which is incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 10, 2004, RCG Companies Incorporated’s (“RCG”) subsidiary FSTours, Inc., d/b/a Vacation Express, (“Company” or “FSTours”) completed a transaction pursuant to an Asset Purchase Agreement by and between Company and Vacation Acquisition, LLC (“Purchaser”), dated December 9, 2004. Under the terms and conditions of the Asset Purchase Agreement, the Company sold to Purchaser substantially all of the assets of FSTours and the Purchaser agreed to assume $8,000,000 in liabilities, consisting principally of trade payables and certain other liabilities and obligations arising under contracts and other agreed matters. Under the terms of the Agreement, RCG has agreed to guaranty the payment and performance obligations of the Company. The terms of this transaction are more fully set forth in the Asset Purchase Agreement, a copy of which is attached to this filing.

RCG issued a press release describing the transaction, a copy of which is attached to this filing.

Item 9.01. Financial Statements and Exhibits

(b)	Unaudited pro forma financial information of RCG reflecting the sale of FSTours business.

The unaudited pro forma consolidated financial information gives effect to the sale of the FSTours business as if the disposition had occurred for the consolidated balance sheet on September 30, 2004, and for the consolidated statement of operations on July 1 of each period presented.

The pro forma adjustments are based on presently available information. The unaudited pro forma information has been included as required by the Securities and Exchange Commission and is not necessarily indicative of the results that would have been reported had the disposition actually occurred on the dates specified, nor is it indicative of the results that may be obtained in the future.

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RCG Companies Incorporated and Subsidiaries
PRO FORMA CONSOLIDATED BALANCE SHEET
AT SEPTEMBER 30, 2004
(In thousands, except share data)
(Unaudited)

		Pro Forma Adjustments
	RCG Historical	Sale of FSTours	Other Adjustments	RCG Pro Forma
ASSETS
Cash and cash equivalents	$2,640			$2,640
Restricted cash	19,210	$(8,857)		10,353
Accounts receivable, net of allowance of doubtful accounts of $328 and $332, respectively	3,679	(603)		3,076
Due from affiliates	6			6
Inventory	73			73
Investments	322			322
Prepaid expenses	3,371	(1,290)		2,081
Total current assets	29,301	(10,750)		18,551

Property and equipment, net	1,751	(659)		1,092
Deferred costs and other assets	459	(2)		457
Goodwill and other intangible assets	24,394	(5,245)		19,149
Total assets	$55,905	$(16,656)	(A)	$39,249

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable and other obligations-current portion	$2,148			$2,148
Accounts payable and accrued expenses	21,857	$(8,382)	(B)(C)	13,475
Unearned income	20,914	(9,446)	(D)	11,468
Total current liabilities	44,919	(17,828)		27,091

Warrant obligations	2,802			2,802
Notes payable and other obligations	7,279			7,279
Total liabilities	55,000	(17,828)		37,172
Commitments and Contingencies
Shareholders’ equity:
Preferred stock, $.01 par value, 10,000,000 shares authorized, 4,300 and -0- issued, respectively	-			-
Common stock, $.04 par value, 200,000,000 shares authorized, 21,301,504 and 21,289,004 issued, 21,170,290 and 21,157,790 outstanding, respectively	850			850
Additional paid-in capital	123,832			123,832
Accumulated deficit	(122,869)	1,172		(121,697)
Accumulated other comprehensive loss	(276)			(276)
Treasury stock at cost (131,214 shares)	(632)			(632)
Total shareholders’ equity	905	1,172		2,077

Total liabilities and shareholders’ equity	$55,905	$(16,656)		$39,249

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RCG Companies Incorporated and Subsidiaries
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
fOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004
(In thousands, except share data)
(Unaudited)

		Pro Forma Adjustments
	RCG Historical	Sale of FSTours	Other Adjustments	RCG Pro Forma
Revenue:
Services	$52,283	$(25,906)		$26,377
Product sales	4,517			4,517
Total revenue	56,800	(25,906)		30,894
Cost of revenue:
Services	53,484	(27,409)		26,075
Product sales	4,016			4,016
Total cost of revenue	57,500	(27,409)		30,091

Gross (loss) profit	(700)	(1,503)		803

Selling, general and administrative expenses	6,791	(2,173)		4,618
Depreciation and amortization	213	(80)		133
Operating costs and expenses	7,004	(2,253)		4,751

Operating loss	(7,704)	(3,756)		(3,948)

Interest expense, net	278	(133)		145
Gain on investments, net	-			-
Other income	(250)	-		(250)

Net loss	$(7,732)	$(3,889)		$(3,843)

Basic and diluted net loss per share:
Net loss	$(0.37)			$(0.18)

Weighted average shares outstanding	21,166,198			21,166,198

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RCG Companies Incorporated and Subsidiaries
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
fOR THE YEAR ENDED JUNE 30, 2004
(In thousands, except share data)
(Unaudited)

		Pro Forma Adjustments
	RCG Historical	Sale of FSTours	Other Adjustments	RCG Pro Forma
Revenue:
Services	$165,765	$(72,873)		$92,892
Product sales	15,042			15,042
Total revenue	180,807	(72,873)		107,934
Cost of revenue:
Services	154,812	(72,812)		82,000
Product sales	13,244			13,244
Total cost of revenue	168,056	(72,812)		95,244

Gross (loss) profit	12,751	(61)		12,690

Selling, general and administrative expenses	18,637	(4,888)		13,749
Depreciation and amortization	810	(197)		613
Goodwill impairment	1,199			1,199
Operating costs and expenses	20,646	(5,085)		15,561

Operating loss	(7,895)	(5,024)		(2,871)

Interest expense, net	842	(322)		520
Gain on investments, net	(120)			(120)
Other income	(95)	(5)		(100)
Loss from continuing operations	(8,522)	(5,351)		(3,171)

Loss from discontinued operations, net	(3,591)			(3,591)

Net loss	$(12,113)	$(5,351)		$(6,762)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.51)			$(0.19)
Loss from discontinued operations	(0.21)			(0.21)
Net loss	$(0.72)			$(0.40)

Weighted average shares outstanding	16,799,540			16,799,540

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RCG Companies Incorporated and Subsidiaries
NOTEs to Pro Forma statements

(A)	Assets of FSTours business sold.

(B)	Liabilities assumed by the Purchaser.

(C)	Debt forgiven by Purchaser’s affiliate.

(D)	Unearned income, primarily related to deposits for future travel assumed by the Purchaser.

(c)  Exhibits

Exhibit     Description

10.1	Asset Purchase Agreement dated December 9, 2004 by and between Vacation Acquisition, LLC and FSTours, Inc.

99.1	Press Release dated December 13, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004

RCG COMPANIES INCORPORATED

By: /s/ Michael Pruitt
Michael Pruitt
President

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